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                                                                     EXHIBIT 4.1




COMMON STOCK                                                      COMMON STOCK
CERTIFICATE NO.
                                                                  SHARES


                          CLIFTON SAVINGS BANCORP, INC.
                  ORGANIZED UNDER THE LAWS OF THE UNITED STATES


THIS CERTIFIES THAT               SPECIMEN

is the owner of:


       FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK $0.01 PAR VALUE
                   PER SHARE OF CLIFTON SAVINGS BANCORP, INC.
         A SUBSIDIARY STOCK HOLDING COMPANY ORGANIZED UNDER THE LAWS OF
                               THE UNITED STATES.

     The shares represented by this certificate are transferable only on the stock transfer books of Clifton Savings Bancorp, Inc. (the "Company") by the holder of record hereof, or by his duly authorized attorney or legal representative, upon the surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Charter of the Company and any amendments thereto (copies of which are on file with the Corporate Secretary of the Company), to all of which provisions the holder by acceptance hereof, assents. The shares evidenced by this certificate are not of an insurable type and are not insured by the Federal Deposit Insurance Corporation.

     IN WITNESS WHEREOF, CLIFTON SAVINGS BANCORP, INC. has caused this certificate to be executed by the signatures of its duly authorized officers and has caused its corporate seal to be hereunto affixed.

Dated:                                      [SEAL]
            Chairman of the Board and                       Corporate Secretary
            Chief Executive Officer



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The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common

                           UNIF GIFTS MIN ACT - __________ custodian __________
                                                  (Cust)                (Minor)

TEN ENT - as tenants by the entireties        under Uniform Gifts to Minors Act

                                                   --------------------
                                                         (State)
JT TEN - as joint tenants with right of survivorship and not as tenants in common

     Additional abbreviations may also be used though not in the above list.

For value received __________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFICATION NUMBER OF ASSIGNEE


--------------------------------------------------------------------------------
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
ASSIGNEE.


__________________________________________________ SHARES OF THE COMMON STOCK
REPRESENTED BY THIS CERTIFICATE AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT ______________________________________________________________________________,
ATTORNEY, TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN-NAMED BANK WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.


DATED  ______________________          _________________________________________
                                       NOTICE:  THE SIGNATURE TO THIS ASSIGNMENT
                                       MUST CORRESPOND WITH THE NAME AS WRITTEN
                                       UPON THE FACE OF THE CERTIFICATE IN EVERY
                                       PARTICULAR WITHOUT ALTERATION OR
                                       ENLARGEMENT OR ANY CHANGE WHATEVER.



SIGNATURE GUARANTEED:        ___________________________________________________
                             THE SIGNATURE(S) SHOULD BE GUARANTEED BY
                             AN ELIGIBLE GUARANTOR  INSTITUTION,
                             (BANKS, STOCKBROKERS, SAVINGS AND LOAN
                             ASSOCIATIONS AND CREDIT UNIONS WITH
                             MEMBERSHIP IN AN APPROVED SIGNATURE
                             GUARANTEE MEDALLION PROGRAM), PURSUANT TO
                             S.E.C. RULE 17AD-15